Exhibit 99.1

Cavium

Announces Financial Results for Q3 2017

SAN JOSE, Calif., November 1, 2017 – Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable intelligent processing for enterprise, data center, cloud, wired and wireless networking, today announced financial results for the third quarter ended September 30, 2017.

Net revenue in the third quarter of 2017 was $252.0 million, a 4.1% sequential increase from the $242.1 million reported in the second quarter of 2017 and 49.9% from the $168.1 million reported in the third quarter of 2016.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the third quarter of 2017 was $6.2 million, or ($0.09) per diluted share, compared to $11.1 million, or ($0.16) per diluted share in the second quarter of 2017. Gross margins were 54.6% in the third quarter of 2017 compared to 53.5% in the second quarter of 2017. As a percentage of revenue, GAAP income from operations was 0.19% in the third quarter of 2017 compared to GAAP operating loss of 2.5% in the second quarter of 2017. Total cash and cash equivalents were $152.7 million at September 30, 2017.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium’s financial condition and results of operations. Cavium believes that these non-GAAP financial measures provide additional insight into Cavium’s ongoing performance and core operational activities and has chosen to provide these measures for more consistent and meaningful comparison between periods. These measures should only be used to evaluate Cavium’s results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the third quarter of 2017, Non-GAAP net income was $55.8 million, or $0.76 per diluted share, Non-GAAP gross margin was 66.0% and Non-GAAP income from operations as a percentage of revenue was 24.8%.

Recent News Highlights

•	October 24, 2017 - Cadence and Arm Delivers First SoC Verification Solution for Low-Power, High-Performance Arm-Based Servers
•	October 9, 2017 - China Unicom Awarded "Best 5G Initiative" RANNYs Award in Partnership with Cavium
•	September 11, 2017 - Cavium Showcased M-CORD NFV/5G on ARM with Leaf and Spine SDN Fabric at Mobile World Congress Americas 2017
•	September 11, 2017 - Cavium and Enea Delivers Optimized Software and Hardware Platform for uCPE
•	August 28, 2017 - Cavium Demonstrated NVMe Scale-out Technologies at VMworld US 2017
•	August 10, 2017 - Cavium Announced Support for FC-NVMe Standard
•	August 8, 2017 - Cavium Demonstrated Breakthrough NVMe over Fabrics Performance at Flash Memory Summit 2017

Cavium will broadcast its third quarter of 2017 financial results conference call today, November 1, 2017, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium offers a broad portfolio of infrastructure solutions for compute, security, storage, switching, connectivity, and baseband processing. Cavium’s highly integrated multi-core SoC products deliver software compatible solutions across low to high performance points enabling secure and intelligent functionality in Enterprise, Data Center and Service Provider Equipment. Cavium processors and solutions are supported by an extensive ecosystem of operating systems, tools, application stacks, hardware-reference designs, and other products. Cavium is headquartered in San Jose, CA with design centers in California, Massachusetts, India, Israel, China, and Taiwan. For more information about the Company, please visit: http://www.cavium.com.

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	September 30, 2017	June 30, 2017
Net revenue	$251,987	$242,093
Cost of revenue	114,455	112,604
Gross profit	137,532	129,489
Operating expenses:
Research and development	93,860	94,758
Sales, general and administrative	43,184	40,791
Total operating expenses	137,044	135,549
Income (loss) from operations	488	(6,060)
Other income (expense), net:
Interest expense	(6,493)	(6,062)
Other, net	277	1
Total other expense, net	(6,216)	(6,061)
Loss before income taxes	(5,728)	(12,121)
Provision for (benefit from) income taxes	486	(1,049)
Net loss	$(6,214)	$(11,072)
Net loss per common share, basic and diluted	$(0.09)	$(0.16)
Shares used in computing basic and diluted net loss per common share	68,675	68,199

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	September 30, 2017	June 30, 2017
Reconciliation of GAAP gross profit and margin to non-GAAP:
Net revenue	$251,987	$242,093
GAAP gross profit	137,532	129,489
GAAP gross margin	54.6%	53.5%

Stock-based compensation and related payroll taxes	879	718
Inventory charges	(18)	1,661
Amortization of acquisition related assets	27,947	27,706
Non-GAAP gross profit	$166,340	$159,574
Non-GAAP gross margin	66.0%	65.9%

Reconciliation of GAAP operating expenses to non-GAAP:
GAAP research and development expenses	$93,860	$94,758
Stock-based compensation and related payroll taxes	(17,437)	(18,298)
Amortization of acquisition related assets	(725)	(731)
Acquisition and integration related costs	(743)	(811)
Non-GAAP research and development expenses	74,955	74,918

GAAP sales, general and administrative expenses	43,184	40,791
Stock-based compensation and related payroll taxes	(9,035)	(9,363)
Amortization of acquisition related assets	(1,278)	(1,277)
Acquisition and integration related costs	(3,997)	(1,984)
Non-GAAP sales, general and administrative expenses	28,874	28,167
Total Non-GAAP operating expenses	$103,829	$103,085

Reconciliation of GAAP Income tax to non-GAAP:
GAAP provision for (benefit from) income tax	$486	$(1,049)
Acquisition related tax adjustments	-	2,605
Non-GAAP provision for income tax	$486	$1,556

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	September 30, 2017	June 30, 2017
Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations:
GAAP income (loss) from operations	$488	$(6,060)
Stock-based compensation and related payroll taxes	27,351	28,379
Inventory charges	(18)	1,661
Amortization of acquisition related assets	29,950	29,714
Acquisition and integration related costs	4,740	2,795
Non-GAAP income from operations	$62,511	$56,489
Non-GAAP income from operations as a percentage of revenue	24.8%	23.3%

Reconciliation of GAAP net loss to non-GAAP net income:
GAAP net loss	$(6,214)	$(11,072)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	27,351	28,379
Inventory charges	(18)	1,661
Amortization of acquisition related assets	29,950	29,714
Acquisition and integration related costs	4,740	2,795
Acquisition related tax adjustments	-	(2,605)
Total of non-GAAP adjustments	62,023	59,944
Non-GAAP net income	$55,809	$48,872

GAAP net loss per share, diluted	$(0.09)	$(0.16)
Non-GAAP adjustments detailed above	0.85	0.83
Non-GAAP net income per share, diluted	$0.76	$0.67

GAAP weighted average shares, diluted	68,675	68,199
Non-GAAP share adjustment	4,488	5,019
Non-GAAP weighted average shares, diluted	73,163	73,218

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Balance Sheets

(in thousands)

	As of
	September 30, 2017	June 30, 2017
Assets
Current assets
Cash and cash equivalents	$152,654	$127,061
Accounts receivable, net	186,447	173,754
Inventories	94,879	94,116
Prepaid expenses and other current assets	23,510	21,669
Total current assets	457,490	416,600
Property and equipment, net	169,747	157,542
Intangible assets, net	692,994	714,636
Goodwill	237,692	241,067
Other assets	5,757	5,286
Total assets	$1,563,680	$1,535,131

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$74,207	$72,494
Accrued expenses and other current liabilities	44,898	49,825
Deferred revenue	9,501	8,990
Current portion of long-term debt	3,270	3,256
Capital lease and technology license obligations	27,803	19,195
Total current liabilities	159,679	153,760
Long-term debt	593,770	594,590
Capital lease and technology license obligations, net of current	15,025	20,563
Deferred tax liability	16,824	16,972
Other non-current liabilities	25,436	18,722
Total liabilities	810,734	804,607

Stockholders' equity
Common stock	69	68
Additional paid-in capital	1,157,386	1,128,752
Accumulated deficit	(405,302)	(399,088)
Accumulated other comprehensive income	793	792
Total stockholders' equity	752,946	730,524
Total liabilities and stockholders' equity	$1,563,680	$1,535,131

Cavium Contact:

Art Chadwick	Angel Atondo
Vice President of Finance and Administration and Chief Financial Officer	Senior Marketing Communications Manager
Tel: (408) 943-7104	Tel: (408) 943-7417
Email: art.chadwick@cavium.com	Email: angel.atondo@cavium.com